Financial assets at fair value through profit or loss (Tables)	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Financial assets at fair value through profit or loss

	As at December 31,
	2019	2020
	RMB’000	RMB’000
Non-current
Other investment (Note (i))	—	19,609

Current
Wealth management products (Note (ii))	122,224	130,002
Equity security (Note (iii))	—	10,292

	122,224	140,294

Note:

(i)
In 2020 the Group invested RMB19 million in a biotechnology company and thereby obtained 30% of its equity interests with certain preferred rights in redemption, liquidation and anti- dilution. As such it is deemed as a debt instrument and classified as financial asset at FVPL with fair value measured based on discounted cash flow method.

(ii)
Wealth management products held by the Group with various maturities bear floating interest rates at ranges of 2.78% and
2.30%-2.40%
per annum as at December 31, 2019 and 2020 respectively. The underlying investments were mostly debt instruments with low to moderate risk levels. The fair values of wealth management products are based on discounted cash flows using their expected returns.

(iii)
This is investment of an equity security listed in Hong Kong held for trading with purchase cost of approximately RMB14 million. Its fair value at end of reporting period is determined by closing price quoted in an active stock market.